UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported):   May 22, 2006


                                   Cosi, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


         Delaware                      000-50052                 06-1393745
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(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)


1751 Lake Cook Road, 6th Floor; Deerfield, Illinois                 60015
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     (Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code:   (847) 597-8800


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          (Former Name or Former Address, if Changed Since Last Report)


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

      On May 22, 2006, Cosi, Inc. (the "Company") appointed Christopher Carroll to the newly created position of Executive Vice President and Chief Marketing Officer. Mr. Carroll has overall responsibility for managing Cosi's brand.

      Before joining the Company, Mr. Carroll, 49 years old, was responsible for Subway's brand as Senior Vice President and Director of Worldwide Marketing for the Subway Franchise Advertising Fund Trust ("SFAFT") from 1999 until 2005, where he was awarded a Brandweek Marketer of the Year award in 2001. Mr. Carroll's restaurant industry marketing experience includes serving as Account Director for TLP, where he managed the total agency resources to support the Fountain Beverage Division of the Pepsi Cola Company; nine years of increasing responsibilities at the Burger King Corporation, including Vice President of International marketing and Vice President of Advertising and Sales Promotion; and agency experience on behalf of McDonald's and Pizza Hut.

      The Company entered into an oral at-will employment agreement with Mr. Carroll on May 22, 2006, pursuant to which Mr. Carroll will be paid an annual base salary of $250,000 and received an initial grant of 100,000 shares of the Company's common stock pursuant to the Cosi, Inc. 2005 Omnibus Long-Term Incentive Plan, 20% of which vested immediately on the date of the award, and 20% of which will vest annually on the anniversary of the award date in each of 2007, 2008, 2009, and 2010, provided that he is continuously employed by the company from and after the award date and through each such anniversary date. He will also be eligible to receive (i) an annual performance bonus of up to 50% of his annual base salary based on the attainment of mutually agreed upon performance levels, and (ii) restricted stock pursuant to the Cosi, Inc. 2005 Omnibus Long-Term Incentive Plan. Mr. Carroll will be entitled to health benefits and life and long-term disability insurance in amounts standard for all of the Company's employees. In addition, Mr. Carroll may participate in the Company's 401(k) retirement plan and the Company will match his contributions at 25% up to 4% of his base salary. Mr. Carroll's employment may be terminated by either party at any time for any reason.

      A copy of the Company's press release announcing Mr. Carroll's appointment is attached hereto as Exhibit 99.1.

Item 9.01 (d).    Exhibits.

    99.1          Press Release of Cosi, Inc., dated May 22, 2006.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Cosi, Inc.


Date:  May 25, 2006
                                          /s/ William E. Koziel
                                         --------------------------------------
                                         Name:  William E. Koziel
                                         Title: Chief Financial Officer

                                  EXHIBIT INDEX


                                                                  Paper (P) or
 Exhibit No.                     Description                      Electronic (E)
------------   ------------------------------------------------   --------------
   99.1        Press Release of Cosi, Inc., dated May 22, 2006.         E